Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 22, 2005, in the Registration Statement on Form S-1 and related Prospectus of Passave, Inc. dated August 24, 2005.

Tel-Aviv, Israel                                /S/ KOST FORER GABBAY & KASIERER
August 24, 2005                                 A Member of Ernst & Young Global